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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 29, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                     001-16587                       58-1597246
(State or Other         (Commission File Number)            (I.R.S. Employer
Jurisdiction of                                           Identification Number)
Incorporation)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Section 7 Regulation FD

Item 7.01       Regulation FD Disclosure

     On January 29, 2007, the Company announced that Terrence L. Bauer, chief executive officer of Orion HealthCorp, will present at the RedChip Small-Cap Investor Conference to be held February 12, 2007 at the Tempe Mission Palms Hotel in Phoenix, Arizona. The press release is attached as
     Exhibit 99.1 to this current report.

     In addition to the presentation, which will be available under the link "Executive Presentations" in the Investor Relations section of the Company's website (www.orionhealthcorp.com) on or before February 12, 2007, the Company also provided the following information to be included in program materials:

            Fiscal Year                          December 31
            --------------------------------------------------------------------
            Sector                         Healthcare
            --------------------------------------------------------------------
            52 Week Range                 $0.12 - $1.20           As of 1/26/07
            --------------------------------------------------------------------
            Price/Earnings                     N/A
            --------------------------------------------------------------------
     (1)    Price/Book Value                  0.92                  At 9/30/06
            --------------------------------------------------------------------
     (2)    Price/Sales                       0.21                 TTM 9/30/06
            --------------------------------------------------------------------
     (3)    Book Value per Share              $0.26                 At 9/30/06
            --------------------------------------------------------------------
     (4)    Operating Margin                 -5.55%                TTM 9/30/06
            --------------------------------------------------------------------
            Average 3 Mos. Volume            26,168               As of 1/26/07
            --------------------------------------------------------------------
            Shares Outstanding             24,674,818               At 9/30/06
            --------------------------------------------------------------------
            Float                          11,132,108               At 9/30/06
            --------------------------------------------------------------------
     (5)    ROE                              -70.61%               TTM 9/30/06
            --------------------------------------------------------------------
     (6)    ROA                              -22.06%               TTM 9/30/06
            --------------------------------------------------------------------
            CEO                         Terrence L. Bauer

     A reconciliation of the financial ratios included in this table to the Company's unaudited consolidated condensed financial statements follows, and is also available under the link "Supplemental Information" in the Investor Relations section of the Company's website:

(1) The Company's price/book value at September 30, 2006 is calculated as follows:

                        Closing stock price at September 30, 2006                            $0.24
       divided by       Total equity per share at September 30, 2006:
                                Total equity at September 30, 2006         $6,408,938
       divided by               Total number of shares of common stock
                                outstanding at September 30, 2006          24,674,818        $0.26
                                                                           ----------        -----

                        Price/book value at September 30, 2006                                0.92
                                                                                             =====

(2)  The Company's  price/sales  for the trailing  twelve months ended September
     30, 2006 ("TTM 9/30/06") is calculated as follows:

                        Closing stock price at September 30, 2006                            $0.24
       divided by       Revenue per share for TTM 9/30/06:
                                Total net operating revenues for
                                        TTM 9/30/06(a)                    $28,588,151
       divided by               Total number of shares of common stock
                                outstanding at September 30, 2006          24,674,818        $1.16
                                                                           ----------        -----

                        Price/sales for TTM 9/30/06                                           0.21
                                                                                             =====

(3) The Company's book value per share at September 30, 2006 is calculated as follows:

                        Total equity at September 30, 2006                      $6,408,938
       divided by       Total number of shares of common stock
                         outstanding at September 30, 2006                      24,674,818
                                                                                ----------

                        Book value per share at September 30, 2006              $     0.26
                                                                                ==========

(4)  The Company's operating margin for TTM 9/30/06 is calculated as follows:

                        Loss from continuing operations before other income
                         (expenses) for TTM 9/30/06(a)                        $ (1,587,178)
       divided by       Total net operating revenues for TTM 9/30/06(a)       $ 28,588,151
                                                                              ------------

                        Operating margin for TTM 9/30/06                             -5.55%
                                                                              =============

(5) The Company's return on equity ("ROE") for TTM 9/30/06 is calculated as follows:

                        Net loss for TTM 9/30/06(a)                           $ (4,525,474)
       divided by       Total equity at September 30, 2006                    $  6,408,938
                                                                              ------------

                        ROE for TTM 9/30/06                                         -70.61%
                                                                              ============

(6) The Company's return on assets ("ROA") for TTM 9/30/06 is calculated as follows:

                        Net loss for TTM 9/30/06(a)                           $ (4,525,474)
       divided by       Total average assets for TTM 9/30/06(b)               $ 20,513,626
                                                                              ------------

                        ROA for TTM 9/30/06                                         -22.06%
                                                                              ============


          (a) Following is a summary income statement used for the calculation of TTM 9/30/06 results:

                                   4Q05           1Q06           2Q06           3Q06        TTM 9/30/06
                              ---------------------------------------------------------------------------

Net operating revenues            $7,028,230     $7,154,014     $6,931,714     $7,474,193    $28,588,151
Operating expenses                 7,551,705      7,501,499      7,286,760      7,835,365     30,175,329
                              ---------------------------------------------------------------------------
Loss from continuing
 operations before other
 income (expenses)                  (523,475)      (347,485)      (355,046)      (361,172)    (1,587,178)
Other income (expenses)              (95,077)       543,287       (126,119)      (126,534)       195,557
Minority interest earnings in
 partnership                          (4,462)             -              -              -         (4,462)
                              ---------------------------------------------------------------------------
Income (loss) from continuing
 operations                         (623,014)       195,802       (481,165)      (487,706)    (1,396,083)
Discontinued operations           (3,705,781)       575,422            968              -     (3,129,391)
                              ---------------------------------------------------------------------------
Net income (loss)                $(4,328,795)      $771,224      $(480,197)     $(487,706)   $(4,525,474)
                              ===========================================================================


          (b)  Following is a calculation of the Company's  total average assets for TTM 9/30/06:
                                                                                              Average
                                   4Q05           1Q06           2Q06           3Q06        TTM 9/30/06
                              ---------------------------------------------------------------------------
Total assets                     $22,117,770    $20,422,083    $19,737,625    $19,777,027    $20,513,626

Section 9 Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit         Description
-------         -----------
99.1            Copy of press release issued by the Company on January 29, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ORION HEALTHCORP, INC.


                                        By:/s/ Stephen H. Murdock
                                           ----------------------
                                           Stephen H. Murdock
                                           Chief Financial Officer



Date: January 29, 2007

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibits
-------         -----------------------
99.1            Copy of press release issued by the Company on January 29, 2007